EXHIBIT 99.1

Agreement Number:	June , 2003

Issued to:

SECURITIES EXCHANGE AGREEMENT

in connection with

RATEXCHANGE CORPORATION

Offering to Current holders of

Ratexchange Corporation 12% Convertible

Promissory Notes, dated November 26, 2001

To exchange their Notes for shares of

Ratexchange Corporation Series C Convertible

Preferred Stock

Ratexchange Corporation

601 Montgomery Street, 18th Floor

San Francisco, CA 94111

(415) 248-5601

NOTICES

NONE OF THE PREFERRED STOCK INCLUDED IN THE EXCHANGE OFFER OR THE SECURITIES UNDERLYING PREFERRED STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SECURITIES ARE BEING OFFERED AND EXCHANGED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS. THE PREFERRED STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SECURITIES EXCHANGE AGREEMENT AND/OR THE OTHER INFORMATION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR ADEQUACY OF THIS SECURITIES EXCHANGE AGREEMENT AND/OR THE OTHER INFORMATION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. CONSEQUENTLY, THE SECURITIES SHOULD BE CONSIDERED A LONG-TERM INVESTMENT ONLY.

THE UNDERSIGNED SHOULD NOT CONSTRUE THE INFORMATION DOCUMENTS OR ANY COMMUNICATIONS IN CONNECTION THEREWITH AS LEGAL, TAX OR FINANCIAL ADVICE AND, ACCORDINGLY, MUST CONSULT HIS OWN LEGAL, ACCOUNTING AND/OR FINANCIAL ADVISERS WITH RESPECT TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

ANY INVESTOR SEEKING TAX ADVANTAGES SHOULD NOT EXCHANGE SECURITIES. THIS INVESTMENT IS NOT A TAX SHELTER SINCE IT DOES NOT PROVIDE DEDUCTIONS WHICH WOULD BE AVAILABLE TO REDUCE INCOME FROM OTHER SOURCES. ACCORDINGLY, A DECISION TO

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PURCHASE THE UNITS SHOULD BE BASED SOLELY ON THE UNDERSIGNED’S EVALUATION OF THE ECONOMIC CONSIDERATIONS OF THE TRANSACTION.

THE INFORMATION DOCUMENTS ARE FOR THE SOLE USE OF, AND CONSTITUTE AN OFFER ONLY TO, THE OFFEREE WHOSE NAME APPEARS ABOVE. ANY DISTRIBUTION OF THE INFORMATION DOCUMENTS, WHETHER IN WHOLE OR IN PART, TO ANY PERSON OTHER THAN SUCH OFFEREE AND HIS AUTHORIZED AGENTS, AND ANY REPRODUCTION OF THE INFORMATION DOCUMENTS OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, IS STRICTLY PROHIBITED. THE OFFEREE NAMED ABOVE, BY ACCEPTING DELIVERY OF THE INFORMATION DOCUMENTS, AGREES TO RETURN THE INFORMATION DOCUMENTS, TO THE COMPANY, IF SUCH OFFEREE DOES NOT UNDERTAKE TO PURCHASE THE SECURITIES OFFERED HEREBY.

NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION OR TO GIVE ANY INFORMATION WITH RESPECT TO THE COMPANY OR THE SECURITIES OFFERED HEREBY, EXCEPT THE INFORMATION CONTAINED HEREIN (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) OR IN THE EXHIBITS HERETO AND, IF MADE OR GIVEN, SUCH REPRESENTATION OR INFORMATION MUST NOT BE RELIED UPON. IN MAKING THE DECISION WHETHER TO EXCHANGE, OFFEREES SHOULD RELY ONLY ON INFORMATION CONTAINED IN THE INFORMATION DOCUMENTS OR IN THE EXHIBITS HERETO. NEITHER THE DELIVERY OF THE INFORMATION DOCUMENTS AT ANY TIME NOR ANY EXCHANGE MADE PURSUANT HERETO IMPLIES THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE SET FORTH ON THE COVER PAGE HEREOF.

THIS EXCHANGE OFFER INVOLVES A HIGH DEGREE OF RISK. (SEE THE DESCRIPTION OF RISK FACTORS APPENDED HERETO AS AN EXHIBIT.) CONSEQUENTLY, ONLY PERSONS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT SHOULD CONSIDER THE EXCHANGE OF SECURITIES. PARTICIPANTS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FULLY FAMILIAR WITH, UNDERSTAND AND CAN BEAR SUCH RISKS, AND UNDERSTAND ALL OF THE TERMS OF THIS OFFERING.

THE INFORMATION DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY TO ANY PERSON WHO HAS NOT COMPLETED AND RETURNED A SECURITIES EXCHANGE AGREEMENT, OR TO ANY PERSON WHOSE PURCHASER REPRESENTATIVE, IF ANY, HAS NOT COMPLETED AND RETURNED A QUALIFIED PURCHASER REPRESENTATIVE QUESTIONNAIRE, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY.

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THE COMPANY IS MAKING THIS OFFERING ONLY TO QUALIFIED PARTICIPANTS AND MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, REFUSE TO ACCEPT ANY APPLICATION. THE CONVERSION RATE OF PREFERRED STOCK HAS BEEN ARBITRARILY DETERMINED BY THE COMPANY AND SHOULD NOT BE CONSTRUED AS AN INDICATION OF THE ACTUAL VALUE OF AN EQUITY INTEREST IN THE COMPANY. THE COMPANY RESERVES THE RIGHT TO WITHDRAW OR AMEND THE TERMS OF THIS OFFERING AT ANY TIME IN ITS SOLE AND ABSOLUTE DISCRETION, AND TO REJECT ANY APPLICATION IN WHOLE OR IN PART.

THE INFORMATION DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY JURISDICTION IN WHICH SUCH SALE OR OFFER OR SOLICITATION WOULD BE PROHIBITED BY LAW.

THE COMPANY HEREBY EXTENDS TO EACH NOTE HOLDER THE OPPORTUNITY TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, OFFICERS OF THE COMPANY CONCERNING THE INFORMATION DOCUMENTS AND TO OBTAIN ANY ADDITIONAL INFORMATION HE MAY CONSIDER NECESSARY IN MAKING AN INFORMED INVESTMENT DECISION TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. ACCESS TO SUCH INFORMATION MAY BE OBTAINED BY DIRECTING REQUESTS TO THE COMPANY.

THE INFORMATION DOCUMENTS CONTAIN SUMMARIES OF THE TERMS OF CERTAIN DOCUMENTS, BUT REFERENCE IS HEREBY MADE TO THE ACTUAL DOCUMENTS WHICH MAY BE OBTAINED FROM THE COMPANY AT THE ADDRESS SET FORTH BELOW FOR COMPLETE INFORMATION CONCERNING THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

THE COMPANY’S ADDRESS IS RATEXCHANGE CORPORATION, 601 MONTGOMERY STREET, 18TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111, ATTENTION: D. JONATHAN MERRIMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER. ITS TELEPHONE NUMBER IS 415-248-5601 AND ITS FACSIMILE NUMBER IS 415-248-5690.

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SECURITIES EXCHANGE AGREEMENT

June             , 2003

To the Board of Directors

Ratexchange Corporation

601 Montgomery Street, 18th Floor

San Francisco, CA 94111

RE:	Agreement to Exchange Ratexchange Corporation 12% Convertible Promissory Notes for Ratexchange Corporation Series C Convertible Preferred Stock

Gentlemen:

This will acknowledge that the undersigned hereby agrees to irrevocably cancel the 12% Convertible Promissory Note (“Note”), dated November 26, 2001, in the principal amount of $                         issued by Ratexchange Corporation (the “Company” or “RTX”). In consideration of and in exchange for the cancellation of the Note, the undersigned will receive shares of the Company’s Series C Convertible Preferred Stock, as more fully described below.

In November 2001, the Company completed a private round of financing that resulted in the issuance of convertible promissory notes to it investors with an aggregate principal value of $3,500,000. The notes were convertible into shares of the Company’s common stock at the rate of $0.37 per share and included a cash interest payment equal to 12% of the principal per annum. Each investor also received a warrant to purchase shares of the Company’s common stock with an exercise price of $0.37 per share and a term of three years.

Since that close of the funding, one investor has converted his promissory note to common stock, leaving the balance of debt at $3,300,000. The Company will pay approximately $99,000 in interest on the obligations per quarter.

The undersigned hereby agrees to participate in the offering and will receive shares of Series C Convertible Preferred Stock in exchange for cancellation of his promissory note according to the following terms.

For each dollar of principal invested by the promissory note holder he will receive four shares of Ratexchange Corporation Series C convertible preferred stock. The Series C convertible preferred stock will be convertible on demand of the holder into the Company’s common stock at a ratio of 1:1. The holders of the Series C preferred stock will receive an annual dividend at the rate of 3.0% per annum based on the number of shares of Series C Preferred Stock then held on the last day of each quarter of the Company’s fiscal year, beginning on June 30, 2003. The dividend will be paid in cash.

Such dividend shall accrue and accumulate until paid. Each share of Series C convertible preferred stock will be entitled to one vote on all matters submitted to the stockholders for a vote, on an equal basis to the Company’s common stock and Series A and Series B convertible preferred stock.

If all of the promissory notes were to be converted by the holders, the Company would issue 9,393,540 shares of common stock. If all promissory note holders accepted the exchange, the promissory note holders as a group would receive an aggregate total of 13,200,000 shares of Series C convertible preferred stock. The Series C preferred stock could be converted into 13,200,000 shares of the Company’s common stock.

The exchange would benefit the Company by reducing the cash cost of interest payments, allowing it to achieve cash flow breakeven and GAAP profitability sooner. If all note holders exchange, quarterly cash payments would decline from approximately $99,000 to $24,750. This exchange would also benefit the Company and its stockholders by improving the balance sheet because part of the value of the promissory notes exchanged will transfer from the liability section of the balance sheet into the equity portion, thus improving stockholder equity in the Company. If all note holders exchange, the increase in the number of shares of the Company’s common stock that could potentially be issued would be 4,281,082 shares or 6.7% of the common stock based on the fully diluted shares of the Company’s common stock outstanding, including unexercised options and warrants; except those with strike or exercise prices above $1.50.

Each share of Preferred Stock shall be convertible, at the option of the holder, at any time after the date of issuance, into an equal number of shares of common stock. However, the Preferred Stock will automatically convert into an equal number of shares of common stock if the closing sale price for the common stock of the Company has closed at or above $0.75 for ten consecutive trading days.

For a complete description of the terms of the Preferred Stock please see the Certificate of Designation of Series C Preferred Stock, appended hereto as Exhibit A.

The Company shall file a registration statement on Form S-3 for the common stock that underlies the Series C Convertible Preferred stock and Class B Warrants (collectively, the “Underlying Shares”) with the Securities and Exchange Commission (the “Commission”) on or before June 30, 2003 and use its reasonable best efforts to have such registration statement declared effective.

For a complete description of the terms of the Registration Rights please see Exhibit B, appended hereto.

Although the common stock is listed for trading on the AMEX under the symbol “RTX,” there is no public market for the Preferred Shares and it is not anticipated that a public trading market for them will ever develop. In addition, the market for the common stock has been limited. The Company intends to file a registration statement with the Commission covering the Underlying Shares, but no representation is made that the

Commission will declare the filing effective. In the event, however, that the registration statement is declared effective, no assurance can be given that the Underlying Shares will be readily tradable. ACCORDINGLY, THE UNDERSIGNED UNDERSTANDS AND ACKNOWLEDGES THAT, EVEN AFTER THE TERMINATION OF THE RESALE RESTRICTION PERIODS ON THE UNITS, THE UNDERLYING SECURITIES AND THE UNDERLYING SHARES NOTED BELOW, AND/OR THE UNDERLYING SHARES ARE REGISTERED, HE MAY BE UNABLE TO RESELL THESE SECURITIES FOR A SIGNIFICANT PERIOD OF TIME, IF EVER.

The undersigned acknowledges that the Preferred Shares (the “Underlying Securities”) he is purchasing, including any Underlying Shares he may receive upon conversion of the Preferred Shares, have not been registered under the Securities Act or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Act as well as such state laws. Based upon the representations and agreements being made by him herein, the Underlying Securities are being exchanged pursuant to an exemption from such registration provided by Section 4 (2) of the Act and Rule 506 promulgated thereunder and applicable state securities law qualification exemptions. The undersigned further acknowledges that the basis for these exemptions may not be available if, notwithstanding such representations, he only intends to hold these securities for a fixed or determinable period in the future, or until the market price rises or falls. The undersigned represents and warrants that he does not have any such intention. The undersigned agrees that the documentation representing the Underlying Securities to be received by him, as well as the certificates representing any Underlying Shares, will bear a legend indicating that transfer of these securities is restricted by reason of the fact that they have not been so registered or qualified, and that the Company will place stop-transfer instructions with the transfer agent of its securities with respect to any Underlying Shares registered in the name of the undersigned or beneficially owned by him.

The undersigned represents that he is acquiring the Underlying Securities, and will acquire any Underlying Shares, solely for his own account as principal and not as a nominee or agent, for investment purposes only and not with a view to resale or other distribution or fractionalization thereof, or with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring or disposing of them upon full compliance with all applicable provisions of the Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the Rules and Regulations promulgated by the Commission thereunder, and any applicable state securities laws. The undersigned further understands and agrees that (i) these securities may be sold only if they are subsequently registered under the Act and qualified under any applicable state securities laws or, in the opinion of the Company’s counsel, an exemption from such registration and qualification is available; (ii) any routine sales of these securities made in reliance upon Rule 144 promulgated by the Commission under the Act, can be effected only in the amounts set forth in and pursuant to the other terms and conditions, including applicable holding periods, of that Rule; and (iii) the Company is under no obligation to assist him in complying with any exemption from registration under the Act, or, except as otherwise set forth herein and in the Certificate of Designation of Series C Preferred Stock attached hereto as an Exhibit, to register the Preferred Stock or the Underlying Shares on his behalf.

The undersigned represents and warrants that he has received (i) a copy of the form of the Certificate of Designation of Series C Preferred Stock appended hereto as Exhibit A; (ii) a copy of the Registration Rights Agreement appended hereto as Exhibit B; and (iii) a Description of Risk Factors relating to the Company and this Offering appended hereto as Exhibit C. The undersigned also represents and warrants that he has received a copy of the Company’s Form 10-K for fiscal year 2002 (contained in the 2002 Annual Report) and a copy of the Company’s Proxy Statement for the Year 2003 Annual Meeting of Stockholders in a separate mailing distributed in advance of the 2003 Stockholder’s meeting (all of the foregoing documents and the Subscription Agreement collectively are herein referred to as the “Information Documents”) and that he has read and understood all of these documents. In addition, the undersigned is aware that the Company files annual, quarterly and special reports, proxy statements and other information with the Commission and he can access these filings on the Commission’s Internet site, which is http://www.sec.gov.

The undersigned acknowledges that he has been granted a reasonable time prior to the date hereof, during which he has had the opportunity to obtain such additional information, as he deemed necessary to permit him to make an informed decision with respect to the exchange of securities. He also represents and warrants that he (i) has reviewed such other documents and obtained such other information from the Company as he deems necessary in order for him to make an informed exchange decision; (ii) has had access to all relevant documents, instruments, books, and other records of or pertaining to the Company and has had the opportunity to ask questions of and receive answers from management and other representatives of the Company; and (iii) is fully aware of the current business prospects, financial condition, and operating history as set forth herein and in the Information Documents relating to the Company. Except as may be provided in this Securities Exchange Agreement and in the other Information Documents, he warrants that no representations, statements or inducements were made to him to exchange his promissory note and in deciding to exchange his note he is not relying upon any representations other than those contained herein or in the other Information Documents.

The undersigned understands that this Securities Exchange Agreement and the other Information Documents, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding future cash requirements, sales forecasts, and profit and loss, cash flow and balance sheet projections. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, general economic and business conditions, industry capacity, industry trends, competition, litigation, the loss of any significant management personnel, the inability to acquire and retain significant customers, changes in business strategy or development plans, quality of management, availability, terms and deployment of capital, business abilities and judgment of personnel, availability of qualified personnel, changes in, or the failure to comply with, government regulations, and other factors referenced herein and in the other Information Documents.

THE UNDERSIGNED UNDERSTANDS THAT, BECAUSE OF THE SIGNIFICANT RISK FACTORS SET FORTH HEREIN OR IN THE OTHER INFORMATION DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE DESCRIPTION OF RISK FACTORS, IF THE OFFERING IS CONSUMMATED, HE COULD LOSE HIS ENTIRE INVESTMENT.

The undersigned also understands that the Company is a securities broker-dealer and investment bank focused on emerging growth companies and growth-oriented institutional investors. It provides sales and trading services primarily to institutions. The Company’s mission is to become a leader in the researching, advising, financing and trading of emerging growth equities. The Company has 55 employees and is headquartered in San Francisco with additional offices in Boston and Irvine, California. Our Merriman Curhan Ford & Co. subsidiary is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

RTX is authorized to issue 300 million shares of common stock. Of this amount, 26,454,341shares are issued and outstanding as of June 11, 2003. Holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. They have no preemptive or other rights to subscribe for additional shares and the common stock has no redemption, sinking fund or conversion provisions. Each share of common stock is entitled to one vote on any matter submitted to the holders thereof and to equal rights in the assets of the Company upon liquidation subject to the prior rights of creditors and holders certain preferred stock. The outstanding shares of common stock are validly issued, fully paid and non-assessable.

The shares of common stock have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the Directors of the Company. In such event, the holders of the remaining shares will not be able to elect any of the Directors. After the completion of this Offering but before the conversion of any Series C Preferred Stock, the Company’s Directors and executive officers together with their affiliates, will own or control an aggregate of approximately 25% of the then outstanding common stock.

RTX has reserved an aggregate of 5 million shares of Common Stock for issuance to directors, officers and other key employees in the form of incentive or nonqualified stock options, stock appreciation rights, or restricted stock awards pursuant to its Ratexchange Corporation 2001 Stock Option and Incentive Plan (the “Plan”). Additionally, there are currently 13 million outstanding options to purchase common stock, most of which are exercisable. The exercise prices range from $0.34 per share to $7.00 per share.

The Company is authorized to issue 60 million shares of preferred stock, par value $0.0001 per share, (the “Preferred Stock”) of which 599,999 shares of non-redeemable Series A Convertible Preferred Stock (the “Series A”) are currently issued and outstanding. The Series A is convertible into Common Stock at the ratio of 1:1. Holders of the Series A are entitled to (i) dividends in kind at the rate of 6% per annum; (ii) a liquidation preference equal to $2.75 per share; (iii) one vote for each share of Common Stock into which the Series A is convertible; and (iv) nominate two directors as long as no less than 1,000,000 shares of Series A stock is outstanding.

There are also, 13,750,000 shares of non-redeemable Series B Convertible Preferred Stock (the “Series B”) currently issued and outstanding. The Series B is convertible into common stock at the ratio of 1:1. Holders of the Series B are entitled to (i) dividends in cash at the rate of 3% per annum; and (ii) one vote for each share of common stock into which the Series B is convertible.

The Company’s amended certificate of incorporation authorizes the Board of Directors, without any vote or action by the holders of the common stock, to issue Preferred Stock from time to time in one or more series. The Board is authorized to determine the number of shares and to fix the powers, designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock. Issuances of Preferred Stock, if convertible into common stock, would be subject to the applicable rules of the AMEX or other markets in which the common stock is then quoted or listed for trading. Depending on the terms established by the Board, any or all series of Preferred Stock could have preference over the common stock with respect to dividends and other distributions and upon the liquidation of the Company as well as other matters.

If the Company issues any shares of Preferred Stock with voting powers, or it issues additional shares of common stock, the voting power of the currently outstanding common stock would be diluted.

The Delaware General Corporation Law may subject the Company to certain provisions which, subject to certain exceptions, require that, any business combination of the Company with a 15% or greater stockholder (an “Interested Stockholder”) or an affiliate thereof is prohibited for a period of three years following the time that such stockholder became an Interested Stockholder, unless at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the Interested Stockholder. These provisions could delay or frustrate the removal of incumbent directors or a change in control of the Company. The undersigned understands that the foregoing provisions could also discourage or make more difficult a merger or other type of corporate reorganization, whether or not management favors such transactions, even if it could be favorable to the interests of the stockholders.

OTC Stock Transfer, Inc. serves as the Company’s registrar and transfer agent for its common stock.

In connection with the exchange being made hereby the undersigned also warrants and represents that:

(a) If the undersigned is not an individual, it has not been organized for the purpose of exchanging the securites;

(b) He has not received any general solicitation or advertising regarding the Offering or been furnished with any oral representation or oral information in connection with the Offering which is not set forth herein or in the other Information Documents;

(c) He has sufficient knowledge and experience of financial and business matters so that he is able to evaluate the merits and risks of the exchange offering and has determined that the preferred stock is a suitable investment for him;

(d) He has the means to provide for his personal needs, possesses the ability to bear the economic risk hereunder indefinitely, and can afford a complete loss of his investment;

(e) He does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the securities that he is exchanging or any of the Underlying Securities or Underlying Shares;

(f) His overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his exchange of the promissory note will not cause such overall commitment to become excessive;

(g) He has carefully read and reviewed this Securities Exchange Agreement, the Certificate of Designation of Series C Preferred Stock, the form of the Registration Rights Agreement, the Description of Risk Factors and the other Information Documents, and has asked such questions of the Company’s management and received from them such information as he deems necessary in order for him to make an informed decision with respect to the exchange of the securities;

(h) He understands that the Company will prohibit the transfer of the undersigned’s Underlying Securities and Underlying Shares absent full compliance with the Securities Act, the Exchange Act and all applicable state securities laws, as described herein;

(i)                          (insert name of Purchaser Representative: if none, leave blank) has acted as the undersigned’s Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), he has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of the exchange of securities for the undersigned in particular, and is aware that the Purchaser Representative may be receiving compensation from the Company in connection with the services being performed by such Purchaser Representative for the undersigned relating to his exchange of the securities;

(j) He has had substantial experience in previous private and public purchases and/or exchange of speculative securities and is not relying on the Company and/or any of their respective affiliates or attorneys with respect to economic or other considerations involved in this investment; and

(k) He has reviewed carefully the definition of “accredited investor” as set forth below, and the particular subparagraph or subparagraphs by which the undersigned qualifies as such is (are) checked by him below.

Definition of Accredited Investor

The undersigned represents that he is an “accredited investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act as follows (CHECK APPLICABLE BOXES):

☐	(a) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000; any private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940; any organization described in Section 501 (c) (3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506 (b) (2) (ii) of Regulation D;

☐	(b) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

☐	(c) Any natural person who had an individual income in excess of $200,000 or, with that person’s spouse a joint income in excess of $300,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000, or $300,000 with that person’s spouse, in the current year;

☐	(d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

☐	(e) Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.

In connection with the foregoing representations the undersigned represents and warrants that the information set forth herein as well as all other information which he is furnishing to the Company with respect to his financial condition and business and investment experience is accurate and complete as of the date hereof and he covenants that, in the event a material change should occur in such information, he will immediately provide the Company with such revised or corrected information.

All notices, requests, demands and other communications under this Subscription Agreement shall be in writing and shall be deemed to have been given only when delivered in person or, if mailed, when mailed by certified or registered mail prepaid, to the parties at their respective addresses set forth herein, or at such other address as may be given in writing in future by either party to the other.

The undersigned acknowledges and agrees that:

(a) He has full power and authority to enter into this Agreement which, upon his execution, will constitute a valid and legally binding obligation by him;

(b) Notwithstanding prior receipt by him of notice of acceptance of his offer, the Company may, in its sole discretion (i) reject this Agreement in whole or in part; and (ii) accept agreements other than in the order received;

(c) If for any reason this Offering does not close or the undersigned’s exchange is not accepted by the Company, the undersigned shall have no claims against the Company or its respective officers, directors, employees or affiliates and shall have no interest in the Underlying Securities, the Underlying Shares or the Company;

(d) He shall indemnify and hold harmless the Company and its respective officers, directors, employees, affiliates and attorneys against any loss, liability, claim, damage or expense, (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim) arising out of or based upon any false representation or warranty or breach or failure to comply by the undersigned with any covenant or agreement made by him herein or in any other document provided by him to any of the foregoing in connection with this transaction;

(e) The representations, warranties, covenants and agreements made by the undersigned set forth herein shall survive the closing of the Offering;

(f) Neither this Securities Exchange Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought;

(g) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California applicable to contracts made and to be performed entirely within such State. Any action, suit or proceeding in connection with this Agreement may be brought in a court of record of the State of California, the City and County of San Francisco, or in the United States District Court for the Northern District of California, with the parties hereto hereby consenting and submitting to the jurisdiction thereof.

(h) This Securities Exchange Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument;

(i) Except as otherwise provided herein, this Securities Exchange Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of each undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made and binding upon such undersigned and his heirs, executors, administrators, successors, legal representatives and assigns;

(j) This Securities Exchange Agreement is not transferable or assignable by the undersigned;

(k) The use herein of the masculine pronouns or similar terms shall be deemed to include the feminine and neuter genders as well and the use of the singular pronouns shall be deemed to include the plural as well; and

(l) This Securities Exchange Agreement constitutes the entire agreement of the parties hereto, and supersedes all prior understandings with respect to the subject matter hereof.

THE UNDERSIGNED ACKNOWLEDGES THAT THIS SUBSCRIPTION AGREEMENT CONSISTS OF 12 PAGES AND INCLUDES EXHIBITS A THROUGH C.

A.    SUBSCRIBER INFORMATION

Aggregate dollar amount of promissory note principal $                             .

B.    MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit Sharing Plan, and date opened:

2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for UGMA (State)

3.	☐	Community Property

4.	☐	Tenants in Common	9.	☐	Married with Separate Property

5.	☐	Corporation/Partnership/ Limited Liability Company	10.	☐	Keogh

6.	☐	IRA	11.	☐	Tenants by the Entirety

12. Other

C.    TITLE

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SERIES C PREFERRED STOCK IS TO BE HELD:

IN WITNESS WHEREOF, the Offeree has executed this Agreement on the              day of June 2003.

Name of Entity (if applicable):

Signature:                                                                                Signature:

Name:                                                                                       Name:

Title (if applicable):

Street Address:

City:                                                                                         State:                                                              ZIP:

Telephone: (         )

Social Security or Federal Tax ID Number:

Date of Organization (if applicable):

***DO NOT WRITE BELOW DOTTED LINE***

.....................................................................................................................................................................................................

ACCEPTED ON BEHALF OF THE COMPANY:

RATEXCHANGE CORPORATION

BY:
Name:	D. Jonathan Merriman	Aggregate dollar amount
Title:	Chairman and CEO	of Promissory Note: $